UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2017
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Federal Signal Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-6003	36-1063330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 W. 22nd Street, Oak Brook, Illinois	60523
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (630) 954-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On December 16, 2017, Samuel E. Miceli, a named executive officer in the most recent proxy statement filed by Federal Signal Corporation (the “Company”) on March 10, 2017, resigned from his position as a principal officer of the Company, effective January 15, 2018. Mr. Miceli will transition from his role as Senior Vice President, Environmental Solutions Group to Vice President and General Manager of the Company’s Vactor Manufacturing, Inc. subsidiary.

(c)    On December 15, 2017, the Company appointed Mark D. Weber, 60, as Senior Vice President and Chief Operating Officer, effective January 15, 2018. Mr. Weber rejoins the Company after four years at Supreme Industries, Inc. (“Supreme”). Mr. Weber joined Supreme in May 2013 as President and Chief Executive Officer, serving in that capacity up to the sale of Supreme to Wabash National Corporation, which was completed on September 27, 2017. Prior to joining Supreme, Mr. Weber worked for 17 years as an executive within the Company’s Environmental Solutions Group, including a decade as Group President. Mr. Weber holds a Bachelor of Science degree in Mechanical Engineering from Rose Hulman Institute of Technology and a Master of Business Administration degree from Indiana University.

There is no arrangement or understanding between Mr. Weber and any other person pursuant to which Mr. Weber was appointed as the Company’s Senior Vice President and Chief Operating Officer. There are no related party transactions between the Company and Mr. Weber, and there are no family relationships between Mr. Weber and any of the directors or officers of the Company.

In connection with Mr. Weber’s appointment, the Company and Mr. Weber executed an employment offer letter (“the Weber Employment Letter”) setting forth the terms of Mr. Weber’s employment. The following summary is qualified in its entirety by reference to the full and complete terms of the Weber Employment Letter, which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and which is incorporated herein by reference. The material economic terms of Mr. Weber’s compensation as Senior Vice President and Chief Operating Officer, included in the Weber Employment Letter, are summarized below:

•	Annual Base Salary: Mr. Weber will receive an annual base salary of $450,000.

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Annual Cash Incentive Bonus: Mr. Weber will be eligible for an annual cash incentive bonus equal to 65% of his annual base salary at target and capped at 130% of his annual base salary, calculated and paid according to the Company’s Short-Term Incentive Bonus Plan, prorated for 2018 based on the effective date of his employment.

•
Long-Term Incentive Bonus: Subject to the approval of the Company’s Compensation and Benefits Committee (the “CBC”), Mr. Weber will be eligible to receive long-term equity incentive compensation awards beginning in 2018 with a target value of approximately $500,000.

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Other Benefits: Mr. Weber’s compensation package also includes a monthly car allowance, eligibility to participate in the Company’s non-qualified Savings Restoration Plan in 2018, and eligibility to participate in the Company’s standard benefit package including group health benefits, 401(k) plan and other benefits. In addition, Mr. Weber will be eligible for Tier I Change-in-Control benefits under the terms of the applicable agreement. Mr. Weber will not be eligible to participate in the Company’s Executive General Severance Plan (the “Severance Plan”), unless and until both of the following pre-conditions are satisfied: (i) he has worked for the Company as its Chief Operating Officer for a period of one year from his start date; and (ii) Jennifer L. Sherman is no longer serving as Company’s President and Chief Executive Officer. If Mr. Weber becomes eligible, his eligibility shall automatically end and discontinue notwithstanding any terms set forth in the Severance Plan to the contrary, without any severance payment or other obligation owed to him, on August 1, 2022. During any period that Mr. Weber is eligible to participate in the Severance Plan, his eligibility shall be as a Tier I Executive. Mr. Weber is not eligible to participate in the Company’s General Severance Pay Plan at any time.

A copy of the Company’s press release announcing the appointment of Mr. Weber is attached hereto as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

(e)    In connection with Mr. Miceli’s new role, the Company and Mr. Miceli executed an employment offer letter (“the Miceli Employment Letter”) setting forth the terms of Mr. Miceli’s employment in his new position. The following summary is qualified in its entirety by reference to the full and complete terms of the Miceli Employment Letter, which is attached as Exhibit 10.2 to this Current Report on Form 8-K, and which is incorporated herein by reference. The material economic terms of Mr. Miceli’s compensation in his new role, included in the Miceli Employment Letter, are summarized below:

•	Annual Base Salary: Mr. Miceli will continue to receive his current annual base salary of $291,748.

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Annual Cash Incentive Bonus: Mr. Miceli will be eligible for an annual cash incentive bonus equal to 40% of his annual base salary at target and capped at 80% of his annual base salary, calculated and paid according to the Company’s Short-Term Incentive Bonus Plan, prorated for 2018 based on the effective date of his new position.

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Long-Term Incentive Bonus: Subject to the approval of the CBC, Mr. Miceli will be eligible to receive an annual long-term equity incentive compensation award in 2018 with a target value of approximately $125,000.

All other economic terms of Mr. Miceli’s employment will remain as in effect prior to his change in position.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
	10.1	Employment Letter executed December 15, 2017 between the Company and Mr. Weber.
	10.2	Employment Letter executed December 18, 2017 between the Company and Mr. Miceli.
	99.1	Federal Signal Corporation Press Release, dated December 18, 2017.

Exhibit Index

Exhibit Number	Description
Exhibit 10.1	Employment Letter executed December 15, 2017 between the Company and Mr. Weber.
Exhibit 10.2	Employment Letter executed December 18, 2017 between the Company and Mr. Miceli.
Exhibit 99.1	Federal Signal Corporation Press Release, dated December 18, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL SIGNAL CORPORATION

Dated: December 19, 2017	By:	/s/ Daniel A. DuPré
Daniel A. DuPré, Vice President, General Counsel and Secretary